UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934


Date of Report (Date of earliest event reported): October 9, 2002



               OLD POINT FINANCIAL CORPORATION
               -------------------------------
   (Exact name of registrant as specified in its charter)


                           0-12896
                           -------
                  (Commission File Number)

          Virginia                          54-1265373
          --------                          ----------
   (State of incorporation)    (I.R.S. Employer Identification No.)



    1 West Mellen Street, Hampton, Virginia           23663
    ---------------------------------------           -----
   (Address of principal executive offices)        (Zip Code)


                         (757) 728-1200
                         --------------
      (Registrant's telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure

Eugene M. Jordan, II has been elected to the Board of Directors of Old Point Trust & Financial Services, N.A. in advance of his appointment to the position of President and Chief Executive Officer. Mr. Jordan will replace Frank E. Continetti, who recently resigned his position with the company to pursue other interests.

A press release is attached as Exhibit 1.


The Board of Directors of Old Point Financial Corporation declared a 50% stock dividend of the Company's stock. Shareholders of record Monday, October 21 will receive one additional share for each two shares of Old Point Financial Corporation stock owned as of the record date.

A press release is attached as Exhibit 2.




                         SIGNATURES
                         ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



               OLD POINT FINANCIAL CORPORATION
               -------------------------------
                        (Registrant)



By: /s/Robert F. Shuford
    --------------------
    Robert F. Shuford
    Chairman of the Board
    President and Chief Executive Officer


Dated:  October 9, 2002